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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K
                        --------------------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 13, 2004

                             -----------------------

                                 CRYOLIFE, INC.
             (Exact name of registrant as specified in its charter)
                            -------------------------

                FLORIDA                           1-13165                    59-2417093
     (State or Other Jurisdiction        (Commission File Number)           (IRS Employer
           of Incorporation)                                             Identification No.)

              1655 ROBERTS BOULEVARD, N.W., KENNESAW, GEORGIA 30144
               (Address of principal executive office) (zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (770) 419-3355

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

                            -------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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


SECTION 1         REGISTRANT'S BUSINESS AND OPERATIONS.
ITEM 1.02.        TERMINATION OF A MATERIAL DEFINITIVE CONTRACT.

See Item 8.01 below, regarding the termination of employment of two former officers of CryoLife, Inc. (the "Company" or "CryoLife"), which may be deemed to be material.


SECTION 8         OTHER EVENTS.
ITEM 8.01.        OTHER EVENTS.

On January 10, 2005, CryoLife issued a press release relating to a new development and marketing agreement with Endologix, Inc. CryoLife hereby incorporates by reference herein the information set forth in its Press Release dated January 10, 2005, a copy of which is attached hereto as Exhibit 99.1.

As previously announced, on December 13, 2004, Dr. Kirby Black resigned as CryoLife's Senior Vice President of Research and Development. His written employment agreement had previously expired according to its terms. He continued employment with CryoLife under an at-will arrangement at an annualized salary of $253,000 until December 13, 2004.

On December 14, 2004, Albert E. Heacox, PhD, assumed the position of Senior Vice President of Research and Development with CryoLife. CryoLife hereby incorporates by reference herein the information set forth in its press release dated December 14, 2004, a copy of which is attached as Exhibit 99.2.

On December 14, 2004, Dr. James C. Vander Wyk's employment as Vice President, Product Integrity with CryoLife terminated. Dr. Vander Wyk worked under an employment agreement entered into in September 2002 at an annual salary of $240,000. Upon his departure, CryoLife agreed to pay the severance amount provided for in his employment agreement of eighteen months of base salary. For more than six months prior to his departure, Dr. Vander Wyk was not in a policy making position at the Company. His primary responsibilities during that time were to assist the Company in defending against several lawsuits.

This Form 8-K also is filed to include a copy of the Form of Indemnification Agreement, previously reported, for the Directors and Chief Financial Officer of the Company.

CryoLife has entered into indemnification agreements with each of its directors and its Chief Financial Officer ("Indemnitees"). Pursuant to such agreements, CryoLife shall indemnify each Indemnitee whenever he or she is or was a party or is threatened to be made a party to any proceeding, including without limitation any such proceeding brought by or in the right of CryoLife, because he or she is or was a director or officers of CryoLife or is or was serving at the request of CryoLife as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, or because of anything done or not done by the Indemnitee in such capacity, against expenses and liabilities (including the costs of any investigation, defense, settlement or appeal) actually and reasonably incurred by the Indemnitee or on his or her behalf in connection with such proceeding, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of CryoLife, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action suit


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

or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that an Indemnitee did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of CryoLife, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful. Unless a determination has been made that the Indemnitee is not entitled to indemnification pursuant to the agreement, all reasonable expenses incurred by or on behalf of such Indemnitee shall be advanced from time to time by CryoLife to the Indemnitee within thirty (30) days after CryoLife's receipt of a written request for an advance of expenses by such Indemnitee, whether prior to or after final disposition of a proceeding. If required by law, Indemnitee shall agree, at the time of such advance, to repay the amounts advanced if it is ultimately determined that Indemnitee is not entitled to be indemnified under the terms of the agreement. Any advances made shall be unsecured and no interest shall be charged thereon.

The indemnification agreements were executed by the Company and each Indemnitee on the date indicated on Exhibit 10.50.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "1933 Act"), may be permitted to directors, officers or persons controlling CryoLife pursuant to the foregoing provisions of the Georgia Business Corporation Code and CryoLife's articles of incorporation and bylaws, CryoLife has been informed that indemnification is considered by the Commission to be against public policy and therefore unenforceable.

ITEM 9.01(C)  EXHIBITS.

    Exhibit Number    Description
    --------------    -----------

    10.50             Form of Indemnification Agreement for Directors and
                      Chief Financial Officer of the Registrant (incorporated by reference to Exhibit 99.1 to the Registrant's Registration Statement on Form S-3 (File No. 333-121406)).

    99.1              Press Release dated January 10, 2005

    99.2              Press Release dated December 14, 2004





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




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, CryoLife, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CRYOLIFE, INC.



Date:  January 12, 2005                By:  /s/ D. Ashley Lee
                                           -------------------------------------
                                           Name:    D. Ashley Lee
                                           Title:   Executive  Vice  President,
                                           Chief  Operating  Officer and Chief
                                           Financial Officer



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


                                  EXHIBIT INDEX


    Exhibit Number    Description
    --------------    -----------

    10.50             Form of Indemnification Agreement for Directors and
                      Chief Financial Officer of the Registrant (incorporated by reference to Exhibit 99.1 to the Registrant's Registration Statement on Form S-3 (File No. 333-121406)).

    99.1              Press Release dated January 10, 2005

    99.2              Press Release dated December 14, 2004





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